Exhibit List

  2.1 Reorganization Agreement, by and among Clark/Bardes, Inc., Clark/ Bardes, Inc. and the Predecessor Company (Incorporated
        herein  by   reference   to  Exhibit  2.1  of   Clark/Bardes   '
        Registration Statement on Form S-1, File No. 333-56799).
  2.2 Letter of Intent, dated May 29, 1998, from Clark/Bardes, Inc. and the Schoenke Companies (Incorporated herein by reference to
        Exhibit 2.2 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
  2.3   Asset  Purchase  Agreement,   dated  September  5,  1997,  among
        Clark/Bardes,  Inc., Bank Compensation Strategies,  Inc., et al.
        (Incorporated   herein   by   reference   to   Exhibit   2.3  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
  2.4 Letter of Understanding, dated October 1, 1998, by and between Clark/Bardes Holdings, Inc and the Wiedemann & Johnson Company
        (Incorporated   herein   by   reference   to   Exhibit   10   of
        Clark/Bardes'   Quarterly   Report  on  Form   10-Q,   File  No.
        000-24769, filed with the SEC on November 16, 1998).
  2.5   Asset  Purchase  Agreement,   dated  September  18,  1998,  with
        Schoenke  &  Associates   Corporation,   Schoenke  &  Associates
        Securities    Corporation   and   Raymond   F.   Schoenke,   Jr.
        (Incorporated   herein   by   reference   to   Exhibit   2.2  of
        Clark/Bardes' Current Report on Form 8-K, File No. 000-24769, filed with the SEC on October 2, 1998).
  2.6 Asset Purchase Agreement, dated November 16, 1998, by and among Clark/Bardes, Inc., Clark/Bardes, Inc., Wiedemann & Johnson
        Company,   Bruce  Hlavacek  and  Jennie  Hlavacek  (Incorporated
        herein by reference to Exhibit 2.6 of Clark/Bardes' Annual Report on Form 10-K, File No. 000-24769, filed with the SEC on March 31, 1999).
  2.7 Asset Purchase Agreement, dated April l5, 1999, by and among Clark/Bardes, Inc., Clark/Bardes Holdings, Inc., Phynque, Inc., and certain shareholders of Phynque, Inc. (Incorporated herein by reference to Exhibit 2.1 of Clark/Bardes' Current Report on Form 8-K, File No. 000-24769, filed with the SEC on April 20,
        1999).
  2.8 Agreement and Plan of Reorganization, dated May 18, 1999, by and among Clark/Bardes Holdings, Inc., NICB Agency, Inc., and
        David  Shuster,   Lynn  High,   Kathy  Smith,  and  Kelly  Earls
        (Incorporated   herein   by   reference   to   Exhibit   2.8  of
        Clark/Bardes'   Quarterly   Report  on  Form   10-Q,   File  No.
        000-24769, filed with the SEC on August 16, 1999).
  2.9 Asset and Stock Purchase Agreement, dated September 1, 1999, by and among Clark/Bardes, Inc. and The Wamberg Organization Inc. and W.T. Wamberg (Incorporated herein by reference to Exhibit
        2.1 of Clark/Bardes' Current Report on Form 8-K, File No. 000-24769, filed with the SEC on September 16, 1999).
  2.10 Stock Purchase Agreement, dated as of June 21, 2000, regarding Pearl Meyer & Partners, Inc. by and among Clark/Bardes, Inc., Clark/Bardes Holdings, Inc. and Pearl Meyer, Diane D. Posnak, Steven E. Hall, Rhoda G. Edelman, Claude E. Johnston, David N. Swinford (Incorporated herein by reference to Exhibit 99.1 of Clark/Bardes' Current Report on Form 8-K, File No. 000-24769, filed with the SEC on July 5, 2000).
   2.11 Agreement  of Merger and Plan of  Reorganization,  dated  August
        15,   2000,   by  and   among   Clark/Bardes   Holdings,   Inc.,
        Clark/Bardes   Acquisition,   Inc.,  and  Compensation  Resource
        Group, Inc. and certain shareholders. (Incorporated herein by reference to Exhibit 2.1 of Clark/Bardes' Current Report on Form 8-K, File No. 000-24769, filed with the SEC on September 20, 2000).
  3.1   Certificate   of    Incorporation    of    Clark/Bardes,    Inc.
        (Incorporated   herein   by   reference   to   Exhibit   3.1  of
        Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799, filed with the SEC on July 12, 1998).
  3.2 Bylaws of Clark/Bardes, Inc. (Incorporated herein by reference to Exhibit 3.2 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799, filed with the SEC on July 12, 1998).
  3.3   Certificate  of Amendment  (Incorporated  herein by reference to
        Exhibit 3.3 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
  3.4   Certificate of Designation  (Incorporated herein by reference to
        Exhibit 3.4 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
  3.5 Certificate of Merger of NICB Agency, Inc. and Clark/Bardes Holdings, Inc. (Incorporated herein by reference to Exhibit 3.5 of Clark/Bardes' Quarterly Report on Form 10-Q, File No. 000-24769, filed with the SEC on August 16, 1999)
  4.1 Specimen Certificate for shares of Common Stock, par value $.01 per share, of Clark/ Bardes Holdings, Inc. (Incorporated herein by reference to Exhibit 4.1 of Clark/Bardes' Amendment No. 1 to the Registration Statement on Form S-1, File No. 333-56799, filed with the SEC on July 27, 1998).
  4.2 Rights Agreement, dated as of July 10, 1998, by and between Clark/Bardes, Inc. and The Bank of New York (Incorporated herein by reference to Exhibit 4.4 of Clark/Bardes' Quarterly Report on Form 10-Q, File No. 000-24769, filed with the SEC on November 16, 1998).
 10.1 Clark/Bardes, Inc. 1998 Stock Option Plan (Incorporated herein by reference to Exhibit 10.1 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.2   Administration   and   Services   Agreement,   by  and   between
        Clark/Bardes,   Inc.  and  Clark/Bardes  Agency  of  Ohio,  Inc.
        (Incorporated   herein  by   reference   to   Exhibit   10.2  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
 10.3   Administration   and   Services   Agreement,   by  and   between
        Clark/Bardes,    Inc.   and   Clark/Bardes   Securities,    Inc.
        (Incorporated   herein  by   reference   to   Exhibit   10.3  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
 10.4   Administration   and   Services   Agreement,   by  and   between
        Clark/Bardes,   Inc.  and  Clark/Bardes,  Inc.  of  Pennsylvania
        (Incorporated   herein  by   reference   to   Exhibit   10.4  of
        Clark/Bardes  Registration  Statement  on  Form  S-1,  File  No.
        333-56799).
 10.5 Principal Office Agreement, dated July 29, 1993, by and between W.T. Wamberg and Clark/Bardes, Inc. (Incorporated Herein by
        reference   to  Exhibit  10.5  of   Clark/Bardes'   Registration
        Statement on Form S-1, File No. 333-56799).
 10.6 Buy-Sell Agreement for Clark/Bardes Agency of Ohio, Inc., dated April 1996, by and between Clark/Bardes Securities, Inc.,
        Clark/Bardes   Agency  of  Ohio,   Inc.   and  Robert   Kelleher
        (Incorporated   herein  by   reference   to   Exhibit   10.6  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
 10.7   Note and Warrant  Purchase  Agreement,  dated September 8, 1997,
        by  and  between   Clark/Bardes,   Inc.  and  Great-West,   Life
        Investors and  Nationwide  (Incorporated  herein by Reference to
        Exhibit 10.7 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.8   Note  Agreement,   dated  September  8,  1997,  by  and  between
        Clark/Bardes,  Inc.,  Great-West,  Life Investors and Nationwide
        (Incorporated   herein  by   reference   to   Exhibit   10.8  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
 10.9   Form of Common Stock Purchase  Warrant,  dated September 8, 1997
        (Incorporated   herein  by   reference   to   Exhibit   10.9  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-6799).
10.10 Form of 11.00% Secured Priority Senior Secured Note Due August 2004 (Incorporated herein by reference to Exhibit 10.10 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.11   Form  of   10.50%   Senior   Secured   Note  Due   August   2004
        (Incorporated   herein  by   reference   to  Exhibit   10.11  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
10.12   Convertible    Subordinated    Note,    dated   September   1997
        (Incorporated   herein  by   reference   to  Exhibit   10.12  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
10.13   Medium Term Note, dated September 1997  (Incorporated  herein by
        reference  to  Exhibit  10.13  of   Clark/Bardes'   Registration
        Statement on Form S-1, File No. 333-56799).
10.14 Stock Purchase Agreement, dated August 22, 1997, by and among Clark/Bardes, Inc., Malcolm N. Briggs, Steven J. Cochlan, G.F. Pendleton, and Don R. Teasley (Incorporated herein by reference to Exhibit 10.14 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.15 Stock Purchase Agreement, dated August 1997, by and among Clark/Bardes, Inc. and Henry J. Smith (Incorporated herein by
        reference  to  Exhibit  10.15  of   Clark/Bardes'   Registration
        Statement on Form S-1, File No. 333-56799).
10.16 Lease Agreement, dated April 24, 1998, by and between Northland Center Limited Partnership and Clark/Bardes, Inc. (Incorporated
        herein  by   reference   to  Exhibit   10.16  of   Clark/Bardes'
        Registration Statement on Form S-1, File No. 333-56799).
10.17 Lease Agreement, dated December 30, 1994, by and between C-W#5, Ltd., and Clark/Bardes, Inc. (Incorporated herein by reference to Exhibit 10.17 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.18 Letter of Agreement to Purchase Warrants, dated June 11, 1998, to Nationwide (Incorporated herein by reference to Exhibit
        10.18 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.19 Letter of Agreement to Purchase Warrants, dated June 11, 1998 to Life Investors (Incorporated herein by Reference to Exhibit
        10.19 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.20 Letter of Agreement to Purchase Warrants, dated June 11, 1998, to Great-West (Incorporated herein by reference to Exhibit
        10.20 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.21 Phantom Stock Agreement, dated September 5, 1997, by and between Clark/Bardes, Inc. and Steven J. Cochlan (Incorporated
        herein  by   reference   to  Exhibit   10.21  of   Clark/Bardes'
        Registration Statement on Form S-1, File No. 333-56799).
10.22 Employment Agreement, dated November 21, 1996, by and between Clark/Bardes, Inc. and Kurt J. Laning (Incorporated Herein by reference to Exhibit 10.22 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.23 Employment Agreement, dated March 28, 1995, by and between Clark/Bardes, Inc. and Keith L. Staudt (Incorporated herein by reference to Exhibit 10.23 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.24 Employment Agreement, dated August 23, 1993, by and between Clark/Bardes, Inc. and Larry Sluder (Incorporated herein by
        reference  to  Exhibit  10.24  of   Clark/Bardes'   Registration
        Statement on Form S-1, File No. 333-56799).
10.25 Employment Agreement, dated March 7, 1993, by and between Clark/Bardes, Inc. and Ronald A. Roth (Incorporated herein by reference to Exhibit 10.25 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.26 Employment Agreement, dated April 15, 1991, by and between Clark/Bardes, Inc. and Sue A. Leslie (Incorporated herein by reference to Exhibit 10.26 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.27 Employment Agreement, dated June 9, 1993, by and between Clark/Bardes, Inc. and William J. Gallegos (Incorporated herein by reference to Exhibit 10.27 of Clark/ Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.28 Tax Indemnity Agreement by and between Clark/Bardes Holdings, Inc., Clark/ Bardes, Inc. and certain former Shareholders of the Predecessor Company (Incorporated herein by reference to
        Exhibit 10.28 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
10.29   Form of Employee  Stock  Purchase Plan  (Incorporated  herein by
        reference  to  Exhibit  10.29  of   Clark/Bardes'   Registration
        Statement on Form S-1, File No. 333-56799).
10.30 Form of Employment Agreement, effective as of September 1, 1998, by and between Clark/Bardes, Inc. and Robert E. Miller
        (Incorporated   herein  by   reference   to  Exhibit   10.30  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
10.31   Form of Employment  Agreement,  effective as of July 1, 1998, by
        and   between   Clark/   Bardes,   Inc.   and   Thomas  M.  Pyra
        (Incorporated   herein  by   reference   to  Exhibit   10.31  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
10.32 Form of Employment Agreement, effective as of July 1, 1998, by and between Clark/ Bardes Holdings, Inc. and Melvin G. Todd
        (Incorporated   herein  by   reference   to  Exhibit   10.32  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
 10.33 Form of Commission Transfer Agreement by and between W.T. Wamberg, The Wamberg Organization, Inc. and Clark/Bardes, Inc.
        (Incorporated   herein  by   reference   to  Exhibit   10.33  of
        Clark/Bardes'  Registration  Statement  on Form  S-1,  File  No.
        333-56799).
 10.34 Letter of Agreement, dated July 24, 1998, to Great-West, Life Investors and Nationwide (Incorporated herein by reference to
        Exhibit 10.34 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.35 Employment Agreement, dated September 1, 1997, by and between Clark/Bardes, Inc. and Richard C. Chapman (Incorporated herein by reference to Exhibit 10.35 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.36  Put Rights  Agreement,  dated as of  September  9, 1997,  by and
        among  Clark/Bardes,   Inc.,  Great-West,   Life  Investors  and
        Nationwide (Incorporated herein by reference to Exhibit 10.38 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.37 Participation Rights Agreement, dated as of September 9, 1997, by and among Clark/ Bardes, Inc., Great-West, Life Investors and Nationwide (Incorporated herein by reference to Exhibit
        10.39 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.38 Registration Rights Agreement, dated as of September 9, 1997, by and among Clark/ Bardes, Inc., Great-West, Life Investors and Nationwide (Incorporated herein by reference to Exhibit
        10.40 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.39  Form  of  Letter   Agreement   between  Phoenix  Home  Life  and
        Clark/Bardes  Holdings  (Incorporated  herein  by  reference  to
        Exhibit 10.41 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.40 Letter Agreement, dated August 14, 1998, between Nationwide and Clark/Bardes Holdings (Incorporated herein by Reference to
        Exhibit 10.42 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.41 Letter Agreement, dated August 14, 1998, between Great-West and Clark/Bardes Holdings (Incorporated herein by reference to
        Exhibit 10.43 of Clark/Bardes' Registration Statement on Form S-1, File No. 333-56799).
 10.42 Letter Agreement, dated as of August 17, 1998, between General American and Clark/Bardes Holdings (Incorporated herein by
        reference  to  Exhibit  10.44  of   Clark/Bardes'   Registration
        Statement on Form S-1, File No. 333-56799).
 10.43  1998  Non-Employee  Director  Stock  Option  Plan  (Incorporated
        herein   by   reference   to   Exhibit 4.7   of    Clark/Bardes'
        Registration Statement on Form S-8, File No. 333-68163, filed with the SEC on December 1, 1998).
 10.44 Credit Agreement, dated January 15, 1999, among Clark/Bardes, Inc., Bank One Texas, N.A., U.S. Bank National Association, certain financial institutions, and Banc One Capital Markets, Inc. (Incorporated herein by reference to Exhibit 10.46 of Clark/Bardes' Annual Report on Form 10-K, File No. 000-24769, filed with the SEC on March 31, 1999).
 10.45  Lease  Agreement,  dated  December 30,   1996,  by  and  between
        Bellemead Development Corporation and Schoenke & Associates Corporation (Incorporated herein by reference to Exhibit 10.47
        of   Clark/Bardes'   Annual  Report  on  Form  10-K,   File  No.
        000-24769, filed with the SEC on March 31, 1999).
 10.46 Lease of Office Space, dated February 20, 1990, by and between T.N.C. Northstar Associates Limited Partnership and Phynque, Inc., as amended (Incorporated herein by reference to Exhibit
        10.46 of Clark/Bardes' Quarterly Report on Form 10-Q, File No. 000-24769, filed with the SEC on August 16, 1999).
 10.47  Form of  Employment  Agreement,  dated  April  5,  1999,  by and between Clark/Bardes, Inc. and Donald Wegmiller (Incorporated herein by reference to Exhibit 10.47 of Clark/Bardes' Quarterly Report on Form 10-Q, File No. 000-24769, filed with the SEC on August 16, 1999).
 10.48  Employment  Agreement,  dated as of  September  1, 1999,  by and
        between   Clark/Bardes   Holdings,   Inc.   and   W.T.   Wamberg
        (Incorporated   herein  by   reference   to  Exhibit   10.48  of
        Clark/Bardes'   Quarterly   Report  on  Form   10-Q,   File  No.
        000-24769, filed with the SEC on November 12, 1999).
 10.49 Sublease Agreement, dated as of September 1, 1999, between Clark/Bardes, Inc. and The Wamberg Organization (Incorporated herein by reference to Exhibit 10.49 of Clark/Bardes' Quarterly Report on Form 10-Q, File No. 000-24769, filed with the SEC on November 12, 1999).
 10.50 Amended and Restated Credit Agreement, dated as of December 28, 1999 among Clark/Bardes, Inc. as Borrower, Bank One Texas, NA as Administrative Agent, U.S. Bank National Association as Co-Agent, Certain Financial Institutions as Lenders, and Bank One Capital Markets, Inc. as Lead Arranger and Sole Book Runner
        (Incorporated   herein  by   reference   to  Exhibit   10.50  of
        Clark/Bardes' Annual Report on Form 10-K, File No. 000-24769, filed with the SEC on March 29, 2000).
 10.51 Promissory   Note,   dated   September  6,  2000,  by  and  among
        Clark/Bardes  Holdings,  Inc.  and  William  L.  MacDonald,  Sr.
        (Incorporated   herein  by   reference   to   Exhibit   10.1  of
        Clark/Bardes' Current Report on Form 8-K, File No. 000-24769, filed with the SEC on September 20, 2000).
*27.1   Financial Data Schedule (included with SEC filed copy only).
______________
*filed herewith